EXHIBIT 10.2

                             AMENDMENT TO AGREEMENT

                                     BETWEEN

                              SANDERSON FARMS, INC.
                          (MCCOMB PRODUCTION DIVISION)

                                       AND

             UNITED FOOD AND COMMERCIAL WORKERS, LOCAL 1529, AFL-CIO

                                 AFFILIATED WITH

                       UNITED FOOD AND COMMERCIAL WORKERS
                          INTERNATIONAL UNION, AFL-CIO


                        JULY 1, 2002 - DECEMBER 31, 2004

                             AMENDMENT TO AGREEMENT

         This Amendment to Agreement is effective the twentieth day of July, 2003, by and between SANDERSON FARMS, INC. (PRODUCTION DIVISION) (hereinafter referred to as "Company"), and United Food and Commercial Workers, Local Union 1529 (hereinafter referred to as the "Union"), and provides as follows:

                                       1.

         The purpose of this Amendment to Agreement is to change portions of the existing Agreement between the Company and the Union heretofore effective from July 1, 2002 through June 30, 2005 covering the bargaining unit of employees of the Company at its Fernwood Mississippi Feed Mill. It shall be attached thereto and made a part of that Agreement.

                                       2.

         The existing Section 23.1 of the Agreement is hereby strickened and the following language is substituted as the new Section 23.1:

         This Agreement shall remain in full force and effect from the 1st day of July, 2002 through the 31st day December, 2004, and shall continue thereafter from year to year unless either party to this Agreement desires to terminate this Agreement by giving written notice at least ninety (90) days' prior to December 31, 2004, or at least ninety (90) days' written notice prior to any anniversary date thereafter. The parties to this Agreement shall endeavor to satisfactorily negotiate any contemplated change or execute a new Agreement during the ninety
         (90) day period, after proper notice in writing has been given as provided hereinabove. Notice, as specified in this Article, shall be mailed via United States Certified Mail.

                                       3.

         The existing Section 23.2 of the Agreement is hereby strickened and the following is substituted as the new Section 23.2:

         Either party to this Agreement may reopen it for the purpose of negotiation of wages only as of January 1, 2004. Said reopening shall be by giving written notice of the intent to reopen for such purpose to the other party at least sixty (60) days' prior to January 1, 2004. Such notice shall be as provided in Section 1 of this Article. In the event the parties have not reached agreement on wages on or before January 1, 2004, the provisions of Article 6, Sections 6.1 and 6.2 shall be suspended, and either party may resort to whatever economic sanctions it deems necessary to enforce its bargaining position on wages.

                                       4.

         Wages shall be paid as provided in the Appendix "A" attached hereto and made a part of the Amendment to Agreement.

         In all other respects, the existing Agreement between the parties, as entered into and signed on the 16th day of July, 2002, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto signed their names this 21st day of August, 2003.


SANDERSON FARMS, INC.                                UNITED FOOD AND COMMERCIAL
(McCOMB PRODUCTION DIVISION)                WORKERS, LOCAL 1529, AFL-CIO

/s/ Doug Creel                             /s/ Rick Slayton
---------------------------------          -------------------------------------
/s/ Grady L. Cutrer, Jr.
---------------------------------          -------------------------------------

---------------------------------          -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                  APPENDIX "A"

                                 WAGE SCHEDULE

                            EFFECTIVE JULY 20, 2003

                                    FEED MILL

         Master Maintenance                    $ 12.35
         Unloader - Mill                       $  9.65
         Control Room Technician               $  9.65
         Utility - Mill                        $  8.75

         Newly hired employees shall receive a training rate of $6.45 per hour, which shall increase as follows: after 60 days, $7.45; after 6 months, $8.00; and, after one year, the amount shown above. Newly hired employees in premium classifications shall receive the rate of that classification when the employee demonstrates the ability to perform satisfactorily all the duties of the job.

                                FEED MILL DRIVERS

Payment by Load and Mileage

                                            By Mile
         Load                               Round trip miles
              Per Trip           $13.00                -  to 30           0.2511
              Per Trip - Split   $15.00                31 to 60           0.2392
                                                       61 to 90           0.2284
                                                      91 to 120           0.2186
                                                     121 to 150           0.2140
                                                     151 to 180           0.2096
                                                     181 and above        0.2054

         Reclaim Driver $10.70 Holiday, Vacation, Funeral Leave                 $11.20
         Downtime (when downtime event exceeds one hour)                        $ 9.85
         Training rate (until driver reaches incentive or end
            of probation, whichever is sooner)                                  $  9.85
         Seniority Pay: Load/Mile Pay - Additional (after 5 years)              $.02 per mile
         Seniority Pay: Hourly Pay - Additional (after 5 years)                 $.50 per hour